Exhibit n(1)

Multiple Class of Shares Plan

for

Fidelity Advisor Funds

Dated March 19, 1998

This Amended and Restated Multiple Class of Shares Plan (the "Plan"), when effective in accordance with its provisions, shall be the written plan contemplated by Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act") for the portfolios (each, a "Fund") of the respective Fidelity Trusts (each, a "Trust") as listed on Schedule I to this Plan.

1. Classes Offered. Each Fund may offer up to six classes of its shares: Class A, Class T, Class B, Class C, Institutional Class, and Initial Class (each, a "Class").

2. Distribution and Shareholder Service Fees. Distribution fees and/or shareholder service fees shall be calculated and paid in accordance with the terms of the then-effective plan pursuant to Rule 12b-l under the 1940 Act for the applicable class. Distribution and shareholder service fees currently authorized are as set forth in Schedule I to this Plan.

3. Conversion Privilege. After a maximum holding period of seven years from the initial date of purchase, Class B shares convert automatically to Class A shares of the same Fund. Simultaneously, a portion of the Class B shares purchased through the reinvestment of Class B dividends or capital gains distributions ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert at that time is determined by the ratio of converting Class B non-Dividend Shares held by a shareholder to that shareholder's total Class B non-Dividend Shares. All conversions pursuant to this paragraph 3 shall be made on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee, or other charge.

4. Exchange Privileges.

Class A: Shares of Class A may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class A; (ii) Treasury Fund - Daily Money Class; (iii) Prime Fund - Daily Money Class; and (iv) Tax-Exempt Fund - Daily Money Class.

Class T: Shares of Class T may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class T; (ii) Treasury Fund - Daily Money Class; (iii) Prime Fund - Daily Money Class ; and (iv) Tax-Exempt Fund - Daily Money Class .

Class B: Shares of Class B may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class B; and (ii) Treasury Fund - Advisor B Class.

Class C: Shares of Class C may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class C; and (ii) Treasury Fund - Advisor C Class.

Institutional Class: Shares of Institutional Class may be exchanged for shares of (i) any other Fidelity Advisor Fund: Institutional Class; and (ii) any Fidelity Retail Fund offering an exchange privilege to other Fidelity Retail Funds.

Initial Class: Shares of Initial Class may be exchanged for shares of any Fidelity Retail Fund offering an exchange privilege to other Fidelity Retail Funds.

5. Allocations. Income, gain, loss and expenses shall be allocated under this Plan as follows:

A. Class Expenses: The following expenses shall be allocated exclusively to the applicable specific class of shares: (i) distribution and shareholder service fees; and (ii) transfer agent fees.

B. Fund Income, Gain, Loss and Expenses: Income, gain, loss and expenses not allocated to specific classes as specified above shall be charged to the Fund and allocated daily to each class of an equity fund in a manner consistent with Rule 18f-3(c)(1)(i) and of a fixed-income and money market fund in a manner consistent with Rule 18f-3(c)(1)(iii).

6. Voting Rights. Each class of shares governed by this Plan (i) shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; and (ii) shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

7. Effective Date of Plan. This Plan shall become effective upon approval by a vote of at least a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not "interested persons" of the Trust, which vote shall have found that this Plan as proposed to be adopted, including expense allocations, is in the best interests of each class individually and of the Fund as a whole; or upon such other date as the Trustees shall determine.

8. Amendment of Plan. Any material amendment to this Plan shall become effective upon approval by a vote of at least a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not "interested persons" of the Trust, which vote shall have found that this Plan as proposed to be amended, including expense allocations, is in the best interests of each class individually and of the Fund as a whole; or upon such other date as the Trustees shall determine.

9. Severability. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

10. Limitation of Liability. Consistent with the limitation of shareholder liability as set forth in each Trust's Declaration of Trust or other organizational document, any obligations assumed by any Fund or class thereof, and any agreements related to this Plan shall be limited in all cases to the relevant Fund and its assets, or class and its assets, as the case may be, and shall not constitute obligations of any other Fund or class of shares. All persons having any claim against a Fund, or any class thereof, arising in connection with this Plan, are expressly put on notice of such limitation of shareholder liability, and agree that any such claim shall be limited in all cases to the relevant Fund and its assets, or class and its assets, as the case may be, and such person shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, class or Fund; nor shall such person seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust.

SCHEDULE I DATED OCTOBER 31, 2000 TO MULTIPLE CLASS OF SHARES PLAN FOR

FIDELITY ADVISOR FUNDS DATED March 19, 1998

TRUST/FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Securities Fund Advisor Aggressive Growth Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.25	none
Class B	front-end	0.25	none
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series II Floating Rate High Income Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.25	none
Class B	contingent deferred	0.55	0.15
Class C	contingent deferred	0.55	0.25
Institutional Class	none	none	none
Advisor Series I Fifty Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.25	none
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series II High Income Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.25	none
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VIII Emerging Asia Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VIII Overseas Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Equity Growth Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VII Natural Resources Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Growth Opportunities Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Equity Income Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Balanced Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Large Cap Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Small Cap Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Value Strategies Fund:
Initial Class	front-end	none	none
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VII Consumer Industries Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VII Cyclical Industries Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VII Financial Services Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VII Financial Services Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VII Health Care Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VII Technology Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VII Utilities Growth Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I TechnoQuant Growth Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Growth & Income Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VIII International Capital Appreciation Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Dividend Growth Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Retirement Growth Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series I Asset Allocation Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VIII Diversified International Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VIII Europe Capital Appreciation Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VIII Japan Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VIII Latin America Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VIII Global Equity Fund:
Class A*	front-end	0.25	none
Class T*	front-end	0.50	none
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series II Intermediate Bond Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.25	none
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series II Intermediate Municipal Income Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.25	none
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series II Short Fixed-Income Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.15	none
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series VIII Emerging Markets Income Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.25	none
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series II High Yield Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.25	none
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series II Strategic Income Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.25	none
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series II Government Investment Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.25	none
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Advisor Series II Municipal Income Fund:
Class A*	front-end	0.15	none
Class T*	front-end	0.25	none
Class B	contingent deferred	0.65	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

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* A contingent deferred sales charge of 0.25% is accessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.